Exhibit 99.2

1Q23 EARNINGS REPORT PennyMac Financial Services, Inc. April 2023

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future interest rate, housing and prepayment rates changes; future loan origination, servicing and production, including future production and operating expenses; future loan delinquencies and forbearances; future custodial balance earnings; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; the discontinuation of LIBOR; increases in loan delinquencies, defaults and forbearances; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in investment management and incentive fees; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

2

FIRST QUARTER HIGHLIGHTS 3 3 PRODUCTION INVESTMENT MANAGEMENT Net income $30mm 1Q23 Results Diluted EPS $ 0.57 Return on equity 4% Book value per share $68.91 Capital Return Shares repurchased 0.8mm Dividend per common share $0.20 Pretax income $(20)mm $2.2bn PFSI correspondent lock volume $14.1bn Broker direct lock volume $2.6bn $22.8bn Pretax income $0.3mm Assets under management $2.0bn Revenue $9.3mm Note: All figures are for 1Q23 or as of 3/31/23 (1) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT) (2) MSR = mortgage servicing rights; UPB = unpaid principal balance, includes loans held for sale at fair value (3) Excludes $90.3 million in MSR fair value losses, $47.2 million in hedging gains and a $6.1 million reversal related to provis io ns for losses on active loans; see slide 14 for additional details SERVICING Pretax income $57mm MSR (2) fair value changes and hedging results $(43)mm Pretax income excluding valuation - related items (3) $94mm MSR fair value changes and hedging impact to EPS $(0.59) Total servicing portfolio UPB (1)(2) $564bn Total loan acquisitions and originations (1) Consumer direct lock volume

ORIGINATION MARKET HAS DECLINED MEANINGFULLY 4 U.S. Mortgage Origination Market (1) ($ in trillions) Mortgage Rates Remain High • Third party forecasts for 2023 originations range from $ 1.6 to $1.8 trillion, down meaningfully from 2022 originations ‒ Excess industry capacity established in recent years continues to be reduced by market participants, albeit at a slow pace ‒ Average quarterly originations for the remainder of 2023 are expected to be meaningfully higher than in 1Q23 • Mortgage banking companies with large servicing portfolios and diversified business models are better positioned to offset the decline in profitability that has resulted from decreased origination volumes and margins (1) Actual originations: Inside Mortgage Finance ; f orecast originations: Average of Mortgage Bankers Association ( 4 /17/23) and Fannie Mae ( 4 /10/23) forecasts (2) Freddie Mac Primary Mortgage Market Survey 6.39 % as of 4/20/23 (3) Bloomberg: difference between Freddie Mac Primary Mortgage Market Survey and the 30 - Year Fannie Mae or Freddie Mac Par Coupon ( MTGEFNCL) Index (2) (3) $1.8 $1.6 $1.3 $1.5 $2.6 $0.7 $0.4 $0.6 $4.4 $2.3 $1.7 $2.1 2021 2022 2023E 2024E Purchase Refinance 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Average 30-year fixed rate mortgage Primary/secondary spread

COMPREHENSIVE AND EFFICIENT MULTI - CHANNEL PLATFORM HAS ESTABLISHED PENNYMAC AS A LEADER IN MORTGAGE PRODUCTION 5 Centralized, cost - efficient fulfillment division supports all channels Multiple access points to the origination market with a proven ability to allocate resources towards channels with opportunity in the current environment Significant and ongoing investments in mortgage - banking technology provide an exceptional loan o rigination experience for our customers and business partners Scalable technology platform providing our consumers , brokers and correspondent partners with the liquidity, tools and products they need to succeed 3 producer of residential mortgage loans in 2022 (1) (1) Inside Mortgage Finance; includes volumes fulfilled for PMT TOP Strong access to purchase market Drives organic servicing portfolio growth Strong access to purchase market Positive and consistent execution for brokers Internet and call - center based Cost - efficient leads from our large servicing portfolio Correspondent Broker Direct Consumer Direct

CONTINUED INVESTMENTS IN PRODUCTION TECHNOLOGY TO DRIVE OPERATIONAL SCALE AND EFFICIENCIES FOR PENNYMAC AND ITS PARTNERS 6 Correspondent Production Broker Direct Consumer Direct • Completed a multi - year technology initiative resulting in a more flexible loan delivery platform for our nearly 800 correspondent sellers • Streamlined and automated processes to quality - check loans drives faster purchase evaluations and increased transparency • Targeted investments in proprietary solutions to support increased levels of self - service, transparency in the loan origination process and a quick close • Technology platform improvements provide flexibility to ensure timely roll - out of new products and other key features supporting the needs of our customers and business partners • Improved user interface and pipeline management tools provide self - service capabilities • Ensures the best pricing for consumers and flawless execution for brokers throughout the closing process; drives broker success in the prevailing, competitive origination market • Introduced additional customer relationship management (CRM) modules to drive increased lead conversion and loan officer efficiency • More direct lines of communication with borrowers to ensure we can converse with them how they want and when they want

• Offering homeowners and title insurance to customers through joint ventures • Evaluating additional partnerships and revenue opportunities 7 • $1.2 billion in revenue from servicing and sub - servicing fees in 2022 • Higher short - term rates driving increased placement fee income • Cloud - based servicing system built for Pennymac’s unique needs • Operational and cost efficiencies, as well as increased flexibility • Drives efficient lead generation for consumer direct • Purchase originations, new products, second liens • Loss mitigation expertise to assist consumers and minimize losses • Enhanced by flexible and proprietary servicing technology BENEFITS AND POTENTIAL VALUE FROM PENNYMAC’S LARGE AND GROWING SERVICING PORTFOLIO SERVICING PORTFOLIO Recurring Cash Flows Proprietary Technology New Production Opportunities Loss Mitigation Ancillary Products and Services 2.3M customers $5 64 B unpaid principal balance

$26.7 $26.0 $23.0 $22.8 2Q22 3Q22 4Q22 1Q23 Pennymac’s Total Production Volumes (1) and Average Note Rate for Last 4 Quarters FUTURE RECAPTURE OPPORTUNITIES ENHANCED BY RECENT PRODUCTION AT HIGHER RATES 8 • Pennymac, through its multi - channel production platform, has been one of the largest producers of mortgage loans over the last twelve months as interest rates increased (1) ‒ Pennymac retains MSRs on nearly all mortgage loan production, driving continued organic servicing portfolio growth ‒ UPB of production volume on a quarterly basis consistently represents 4 - 5% of the total servicing portfolio ‒ The majority of loans Pennymac produces a re originated at note rates consistent with the market (currently 5% or higher) • The continued addition of higher interest rate loans that PFSI services provides significant refinance opportunities for Consumer Direct if mortgage rates decline (1) Includes volume fulfilled for PMT (2) See slide 23 Average Note Rate: 4.41% Average Note Rate: 5.11% Average Note Rate: 5.85% Average Note Rate: 5.91% PFSI’s ROE is projected to trend toward its pre - COVID range during 2023 (2)

PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 9 Loan Servicing Market Share (1) Correspondent Production Market Share (1) Broker Direct Market Share (1) Consumer Direct Market Share (1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share estimates based on Inside Mortgage Finance (IMF); IMF estimates $1.9 trillion in total origination vo lu me for last twelve months ended 3/31/23 (1Q23 LTM); for 1Q23 LTM, we estimate the correspondent channel represented 26% of the overall origination market, broker represented 15%, and retail represented 59%; loan servicing market share is based on PFSI’ s s ervicing portfolio UPB of $564 billion divided by an estimated $13.5 trillion in mortgage debt outstanding 3.3% 3.7% 4.1% 4.1% 4.2% 12/31/19 12/31/20 12/31/21 12/31/22 3/31/23 1.2% 2.1% 2.4% 2.0% 2.2% 2019 2020 2021 2022 1Q23LTM 15.3% 17.7% 16.7% 15.0% 17.1% 2019 2020 2021 2022 1Q23LTM 0.7% 0.9% 1.6% 1.1% 0.8% 2019 2020 2021 2022 1Q23LTM

PENNYMAC FINANCIAL SERVICES

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL

Correspondent
(UPB in billions)


$22.7
$22.5
$22.9
$20.8
$21.7
$20.2
$9.8
$6.8
$6.6
$12.7
$14.0
$13.5
1Q22
4Q22
1Q23
PFSI fundings(1)
PMT fundings(2)
Total locks(3)

Broker Direct
(UPB in billions)


$3.5
$2.5
$2.0
$1.1
$2.6
$1.5
1Q22
4Q22
1Q23
Fundings
Locks

Consumer Direct
(UPB in billions)


$9.1
$8.2
$1.7
$1.1
$2.2
$1.0
1Q22
4Q22
1Q23
Fundings
Locks

April 2023 (Estimated)

Locks: (UPB in billions)	$6.8
Acquisitions: (UPB in billions)	$6.3

April 2023 (Estimated)

Locks: (UPB in billions)	$0.9
Originations: (UPB in billions)	$0.6
Committed pipeline[4]: (UPB in billions)	$1.0

April 2023 (Estimated)

Locks: (UPB in billions)	$0.8
Originations: (UPB in billions)	$0.5
Committed pipeline[4]: (UPB in billions)	$1.0

Note: Figures may not sum due to rounding
(1) Includes all government-insured or guaranteed loans and certain conventional loans PMT acquires through its correspondent production business; PFSI earns income from holding and selling or securitizing the loans
(2) Loans fulfilled for PMT; for these loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to both PFSI and PMT loan acquisitions
(4) Commitments to originate mortgage loans at specified terms at period end

10

DRIVERS OF PRODUCTION SEGMENT RESULTS

PENNYMAC FINANCIAL SERVICES

	1Q22				4Q22				1Q23			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
PFSI Correspondent[2]	$ 12,145	23	$ 28.2	12%	$ 14,873	21	$ 30.5	29%	$ 13,521	25	$ 33.7	36%
Broker Direct	2,863	62	17.8	8%	1,466	56	8.2	8%	1,814	76	13.8	15%
Consumer Direct	6,471	297	192.3	82%	894	358	32.0	30%	1,398	323	45.2	48%
Other[3]	n/a	n/a	(19.5)	-9%	n/a	n/a	23.6	22%	n/a	n/a	(10.2)	-11%
Total PFSI account revenues (net of Loan origination expense)	**$ 21,479**	**102**	**$ 218.8**	**93%**	**$ 17,234**	**55**	**$ 94.4**	**89%**	**$ 16,733**	**49**	**$ 82.5**	**87%**
PMT Conventional Correspondent	9,720	17	16.8	7%	6,683	18	12.2	11%	6,929	17	11.9	13%
Total Production revenues (net of Loan origination expense)		**76**	**$ 235.6**	**100%**		**45**	**$ 106.6**	**100%**		**40**	**$ 94.4**	**100%**
Production expenses (less Loan origination expense)	**$ 31,199**	**73**	**$ 226.3**	**96%**	**$ 23,916**	**48**	**$ 115.6**	**108%**	**$ 23,662**	**48**	**$ 114.1**	**121%**
Production segment pretax income		**3**	**$ 9.3**	**4%**		**(4)**	**$ (9.0)**	**-8%**		**(8)**	**$ (19.6)**	**-21%**

- Production revenue margins were higher in PFSI Correspondent and Broker Direct; volumes were higher in the direct lending channels
- Revenue per fallout adjusted lock for PFSI's own account was 49 basis points in 1Q23, down from 4Q22 driven primarily by timing of revenue and loan origination expense recognition, and hedging, pricing, and execution changes

(1) Expected revenue net of direct origination costs at time of lock
(2) Includes government-insured or guaranteed loans, as well as certain conventional loans for PFSI's own account in 4Q22 and 1Q23
(3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items

11

PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL

PENNYMAC FINANCIAL SERVICES

Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

Correspondent

- Pennymac remains the largest correspondent aggregator in the U.S.
- 771 correspondent sellers as of March 31, down slightly from 772 at December 31
- Purchase volume in 1Q23 was 94% of acquisitions, up from 93% in 4Q22
- Correspondent volume drives servicing portfolio growth while generating additional opportunities for consumer direct
- Lower fulfillment fees Q/Q due to the increased purchases of certain conventional correspondent loans from PMT
  - PFSI is expected to increase such purchases in 2Q23
- Additional opportunities in the channel driven by the exit of other participants

Broker Direct

- Funding volumes were up from 4Q22 despite the overall market decline
- Approved brokers totaled 2,988 at March 31, 2023, or approximately 20% of the total population of brokers
  - Large opportunity with approximately 15,000 brokers and non-delegated sellers active in the market
- Purchase loans were 86% of total originations
- Margins were higher than in the prior quarter though the channel remains highly competitive
- Expanded our product offerings with the release of an all-new Jumbo product, Optima Jumbo

Consumer Direct

- Focused on meeting the changing needs of the 2.3 million customers in our servicing portfolio in a higher interest rate environment
  - Purchase lock volume in 1Q23 was $479 million, or 22% of total locks, compared to $681 million, or 40% of total locks in 4Q22
  - $422 million or approximately 87% of total purchase locks sourced from our large and growing servicing portfolio
  - $81 million of closed end second lien mortgage loans funded in 1Q23, up from $45 million in 4Q22

12

SERVICING SEGMENT HIGHLIGHTS

PENNYMAC FINANCIAL SERVICES

- Servicing portfolio totaled $564.5 billion in UPB at March 31, 2023, up 2% Q/Q and 9% Y/Y
- Production volumes more than offset prepayment activity, leading to continued portfolio growth
- Decrease in delinquency rates from the prior quarter, consistent with typical seasonal fluctuations
- Modifications were down slightly from the prior quarter while EBO loan volumes remain low

Selected Operational Metrics	4Q22	1Q23
Loans serviced (in thousands)	2,261	2,303
60+ day delinquency rate - owned portfolio[1]	3.8%	3.4%
60+ day delinquency rate - sub-serviced portfolio[2]	0.6%	0.5%
Actual CPR - owned portfolio[1]	5.4%	4.8%
Actual CPR - sub-serviced[2]	4.4%	3.9%
UPB of completed modifications ($ in millions)[3]	$2,349	$2,292
EBO loan volume ($ in millions)[4]	$307	$350

Loan Servicing Portfolio Composition
(UPB in billions)



$518.8
$551.7
$564.5
3/31/22
12/31/22
3/31/23
Prime owned
Prime subserviced and other

Net Portfolio Growth
(UPB in billions)



$551.7
($10.0)
$22.8
$564.5
At 12/31/22
Runoff (5)
Additions from loan production(6)
At 3/31/23

(1) Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 28 for additional details; delinquency data based on loan count (i.e., not UPB); CPR = Conditional Prepayment Rate
(2) Represents PMT's MSRs that we service and excludes distressed loan investments
(3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
(4) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(5) Also includes loans sold with servicing released in connection with any asset sales by PMT
(6) Includes consumer and broker direct production, government and conventional correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

13

PENNYMAC FINANCIAL SERVICES

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	1Q22		4Q22		1Q23	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Loan servicing fees	$ 291.3	23.2	$ 321.9	23.6	$ 338.1	24.2
Earnings on custodial balances and deposits and other income	4.8	0.4	60.8	4.5	65.9	4.7
Realization of MSR cash flows	(111.2)	(8.8)	(148.8)	(10.9)	(146.2)	(10.5)
EBO loan-related revenue[2]	95.0	7.6	21.9	1.6	34.9	2.5
Servicing expenses:						
Operating expenses	(120.4)	(9.6)	(93.8)	(6.9)	(109.8)	(7.9)
Payoff-related expense[3]	(26.8)	(2.1)	(9.0)	(0.7)	(5.3)	(0.4)
Losses and provisions for defaulted loans	(13.5)	(1.1)	(14.1)	(1.0)	(10.5)	(0.8)
EBO loan transaction-related expense	(2.1)	(0.2)	(0.1)	(0.0)	(0.2)	(0.0)
Interest expense	(31.2)	(2.5)	(59.7)	(4.4)	(72.5)	(5.2)
Pretax income excluding valuation-related changes	**$ 86.0**	**6.8**	**$ 79.1**	**5.8**	**$ 94.4**	**6.8**
Valuation-related changes						
MSR fair value[4]	324.1		82.6		(90.3)	
Hedging derivatives gains (losses)	(217.9)		(72.9)		47.2	
Provision for losses on active loans[5]	32.9		(13.2)		6.1	
Servicing segment pretax income	**$ 225.2**		**$ 75.6**		**$ 57.4**	
Average servicing portfolio UPB	**$ 514,077**		**$ 545,367**		**$ 557,757**	

- Loan servicing fees increased from the prior quarter due to continued portfolio growth; operating expenses increased from a seasonal low in 4Q22
- Earnings on custodial balances and deposits increased from the prior quarter
  - Custodial funds managed for PFSI's owned servicing portfolio totaled $4.6 billion at March 31, 2023; average balances were low in 1Q23 due to seasonal property tax payments in 4Q22
  - Earnings rate generally fluctuates with changes in the Federal Funds rate
- EBO loan-related revenue increased $13 million from the prior quarter but is expected to remain low for a period of time
- Increase in interest expense driven primarily by higher short-term rates and issuance of a $680 million term loan

(1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes

14

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS

MSR Valuation Changes and Offsets
($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and related gains (declines)
Production pretax income
$324
($218)
$9
$83
($73)
($9)
($90)
$47
($20)
1Q22
4Q22
1Q23

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 1Q23, MSR fair value decreased slightly[1]
  - Interest rates declined over the quarter, incrementally increasing prepayment projections
- Partially offset by hedging gains
  - Hedging gains were impacted by $32 million in hedge costs, which were elevated due to significant interest rate volatility

[1] Before recognition of realization of cash flows

15

• Overall mortgage delinquency rates decreased from the prior quarter and remain below pre - pandemic levels • Servicing advances outstanding for PFSI’s MSR portfolio decreased to approximately $427 million at March 31, 2023 from $520 million at December 31, 2022 – No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING 16 Historical Trends in Delinquency and Foreclosure Rates (1) (1) Owned MSR portfolio and includes loans held for sale; delinquency and foreclosure rates based on UPB; as of 3/31/23, the UPB of mortgage servicing rights owned and loans held for sale totaled $328 billion 6.7% 15.4% 14.0% 12.0% 9.5% 8.0% 7.2% 5.8% 5.0% 5.0% 5.5% 6.1% 5.4% 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 30-60 Days 60-90 Days 90+ Days In Foreclosure

INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 17 • Net AUM as of March 31, 2023 were $ 2.0 billion, up slightly from December 31, 2022 and down 11 % from March 31, 2022 ‒ Slight increase in AUM from the prior quarter primarily due to PMT’s strong financial performance • Investment Management segment revenues were $ 9.3 million, down 6 % from 4Q22 and 9 % from 1Q22 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) $10.1 $9.9 $9.3 1Q22 4Q22 1Q23 Base management fees & other revenue $2.2 $2.0 $2.0 3/31/22 12/31/22 3/31/23

APPENDIX

In August 2022, the Federal Housing Finance Agency (FHFA) and Ginnie Mae released updated eligibility standards for non - bank seller/servicers with a proposed effective date for most requirements of September 30, 2023 • PennyMac Loan Services, LLC (PLS), the entity at which these standards are applicable, is a wholly - owned subsidiary of PFSI and is approved as a seller/servicer of mortgage loans by Fannie Mae and Freddie Mac and as an issuer of securities guaranteed by Gi nni e Mae PFSI IS WELL IN EXCESS OF PROSPECTIVE REGULATORY CAPITAL AND LIQUIDITY REQUIREMENTS 19 New GNMA Eligibility Requirements (Pro - Forma) New FHFA Eligibility Requirements (Pro - Forma) Capital Liquidity Capital Ratios (1) Risk - based Capital Ratio; GNMA has extended the mandatory implementation date of the RBC requirement to December 31, 2024 As of March 31, 2023 (in millions) (1) 6% 30% Requirement PLS 6% 36% 41% Requirement PLS RBCR PLS Leverage Ratio $364 $2,090 Requirement PLS $1,074 $6,233 Requirement PLS $1,121 $6,233 Requirement PLS $503 $1,578 Requirement PLS

20 PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL LONG - TERM GROWTH POTENTIAL $564 billion outstanding IN SER VIC ING (2) YEARS FOR PFSI AS A PUBLIC COMPANY 9 15 YEARS OF OPERATIONS PMT # 3 • CORRESPONDENT PRODUCTION • BROKER DIRECT • CONSUMER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 5 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 3/31/23 unless othe rwi se noted (1) Inside Mortgage Finance for the 12 months ended 3/31/23 (2) Inside Mortgage Finance as of 12/31/22 $2.0 billion in assets under management 13 - year track record 2.3 million customers $98 billion in LTM 1Q23

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 21 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers Fulfillment fees for PMT’s delegated conventional loans PFSI earns gains on all loan production with the exception of loans fulfilled for PMT Broker direct and consumer direct origination of conventional and government - insured loans LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: GSE credit risk transfer investments MSR investments Investments in prime non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well - positioned to navigate the current market and regulatory environment

22 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, broker direct and consumer direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of over 2.3 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 3 rd largest in the U.S. (1) Loan Servicing 5 th largest in the U.S. (2) In both businesses, scale and efficiency are critical for success Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Inside Mortgage Finance for the 12 months ended 3/31/23 (2) Inside Mortgage Finance as of 12/31/22

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 10-Year Treasury Yield Proven ability to generate attractive ROEs… 23 PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year ; in itial public o ffering was May 8, 2013 (2) I nside Mortgage Finance for historical data; forecasts for 2023 represents the average of Mortgage Bankers Association (4/17/23) and Fannie Mae (4/10/23) estimates (3) Bloomberg (4) Inside Mortgage Finance for historical data; industry purchase mix for 1Q23 represents the average of Mortgage Bankers Association (4/17/23) and Fannie Mae (4/10/23) estimates (1) (2) (3) (4) Average: 24% 48% 75% 64% 61% 73% 80% 63% 40% 45% 73% 90% 40% 58% 53% 49% 63% 71% 54% 36% 42% 69% 82% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 PFSI Purchase Mix Industry Purchase Mix 11% 19% 20% 22% 26% 13% 22% 61% 29% 14% 4% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) 1Q23 $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.4 $2.3 $1.7 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E U.S. Origination Market (in trillions)

PENNYMAC FINANCIAL SERVICES

PFSI'S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES

Low Debt-to-Equity Ratio


3.0x
3.6x
3.2x
2.0x
3.1x
0.7x
0.6x
0.9x
1.1x
1.2x
12/31/19
12/31/20
12/31/21
12/31/22
3/31/23
Non-funding debt-to-equity
Total debt-to-equity

- Targeted debt-to-equity ratio near or below 3.5x with fluctuations largely driven by the origination environment or other market opportunities
- Low non-funding debt-to-equity ratio

High TNW[(1)]/Assets


22%
19%
21%
27%
21%
20%
10%
18%
20%
16%
12/31/19
12/31/20
12/31/21
12/31/22
3/31/23
Tangible Net Worth / Assets
Tangible Net Worth / Assets ex. Loans eligible for repurchase

- Tangible net worth (TNW) / assets excluding loans eligible for repurchase has decreased driven by an increase in balances of loans held for sale at fair value

Diverse Financing Sources


MSR & Servicing Advance Financing
$1,800mm
$500mm 5.750% due September 2031
$650mm 4.250% due February 2029
$650mm 5.375% due October 2025
Senior Unsecured Notes
$2,480mm
$680mm GNMA MSR Term Loan due February 2028
$500mm GNMA MSR Term Notes due May 2027
$650mm GNMA MSR Term Notes due February 2025
$650mm GNMA MSR Term Notes due August 2023
Secured Term Notes
$2,050mm
Financing capacity across multiple banks
$150mm drawn
Secured Revolving Bank Financing Lines

- Senior unsecured notes provide low, fixed interest rates; more than 2-years until first maturity
- Issued new, 5-year $680 million term loan and entered into a new revolving facility secured by Ginnie Mae MSR and servicing advances
- Secured term notes due in August 2023 contain the ability to extend the maturity for 2 years at PFSI's discretion
- Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances

Note: All figures are as of March 31, 2023
(1) Tangible net worth excludes capitalized software

24

PENNYMAC FINANCIAL SERVICES

PENNYMAC HAS DEVELOPED IN A SUSTAINABLE MANNER FOR LONG-TERM SUCCESS

2008
Operations launched; de novo build of legacy-free mortgage servicer

Raised $500 million of capital in private opportunity funds

2009
PMT formed in an initial public offering raising $320 million

Correspondent group established with a focus on operations development and process design

2010
Added servicing leadership for prime portfolio and to drive scalable growth

Correspondent system launches

2011
Expanded infrastructure with flagship operations facility in Moorpark, CA

Correspondent leadership team expands

2012
Expanded infrastructure in Tampa, FL

Became largest non-bank correspondent aggregator

2013
PFSI completed initial public offering

Expanded infrastructure in Fort Worth, TX

2014
Continued organic growth and servicing portfolio UPB reaches $100 billion[(1)]

2015
PFSI stockholders' equity surpasses $1 billion

2016
Substantial growth in PFSI's consumer direct capacity

2017
PFSI issued MSR-backed term notes

2018
PFSI launched broker-direct lending channel

PFSI completes corporate reorganization

2019
Achieved position as the largest correspondent aggregator in the U.S.

PFSI launched proprietary, cloud-based Servicing Systems Environment (SSE)

2020
Record production volumes across all channels; nearly $200 billion in UPB[(1)]

PFSI issued inaugural $650 million of unsecured Senior Notes

2021
PFSI issued an additional $1.15 billion of unsecured Senior Notes

Servicing portfolio surpasses 2 million customers[(1)]

2022
Launched "Greatness Lives Here" brand marketing campaign celebrating home as the foundation for achieving life's aspirations

2023
Expanded capital structure with issuance of $680 million term loan due in 2028 secured by Ginnie Mae MSR and servicing advances

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

(1) All figures are for PFSI and include volume fulfilled or subserviced for PMT

25

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Average 30 - year fixed rate mortgage (1) 6.42% 3.87% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 26 Macroeconomic Metrics (3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey. 6.39% as of 4/20/23 (2) U.S. Department of the Treasury. 3.53% as of 4/20/23 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case - Shiller U.S. National Home Price NSA Index ( SPCSUSA); data is as of 1/31/23 Residential mortgage originations are for the quarterly period ended; source : Inside Mortgage Finance 10 - year Treasury Bond Yield (2) 3.47% 6.32% 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 10-year Treasury bond yield 2.3% 3.0% 3.8% 3.9% 3.5% 2/10 year Treasury yield spread 0.0% 0.1% -0.5% -0.6% -0.6% 30-year fixed rate mortgage 4.7% 5.7% 6.7% 6.4% 6.3% Secondary mortgage rate 3.5% 4.4% 5.6% 5.3% 5.1% U.S. home price appreciation (Y/Y % change) 20.6% 19.7% 13.0% 7.7% 3.8% Residential mortgage originations (in billions) $760 $685 $530 $350 $290

27 MSR ASSET VALUATION (1) Excludes loans held for sale at fair value Mortgage Servicing Rights Pool UPB (1) $321,264 Weighted average coupon 3.5% Weighted average servicing fee/spread 0.37% Weighted average prepayment speed assumption (CPR) 8.2% Fair value $6,003.4 As a multiple of servicing fee 5.05 March 31, 2023 Unaudited ($ in millions)

28 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors (3) Excludes loans held for sale at fair value Segment UPB ($ in billions) (3) % of Total UPB Loan count (in thousands) Note rate Seasoning (months) Remaining maturity (months) Loan size ($ in thousands) FICO credit score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government (1) FHA $120.3 37.5% 621 3.8% 43 320 $194 674 93% 69% 5.2% VA $115.3 35.9% 427 3.2% 28 330 $270 725 90% 73% 2.1% USDA $21.2 6.6% 143 3.6% 46 318 $148 698 98% 69% 4.7% GSE FNMA $29.9 9.3% 109 3.4% 26 305 $275 760 69% 57% 0.4% FHLMC $33.8 10.5% 120 3.6% 17 316 $283 753 72% 63% 0.4% Other (2) Other $0.6 0.2% 2 3.8% 17 332 $313 766 66% 60% 0.1% Closed End Seconds Closed End Seconds $0.1 0.0% 1 10.0% 3 271 $73 749 16% 16% 0.0% Grand Total $321.3 100.0% 1,423 3.5% 33 322 $226 710 88% 68% 3.1%

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 29 Acquisitions/Originations Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 1Q22 2Q22 3Q22 4Q22 1Q23 Correspondent Acquisitions Conventional Conforming - for PMT 9,768$ 10,320$ 10,225$ 6,771$ 6,629$ Conventional Conforming - for PFSI - - - 3,912 4,063 Government 12,730 10,649 12,161 10,081 9,461 Jumbo 1 3 2 - - Total 22,500$ 20,973$ 22,387$ 20,764$ 20,153$ Broker Direct Originations Conventional Conforming 1,979$ 1,556$ 909 758$ 1,097$ Government 560 396 384 362 441 Jumbo 2 24 5 7 28 Total 2,541$ 1,976$ 1,298$ 1,126$ 1,565$ Consumer Direct Originations Conventional Conforming 4,553$ 2,246$ 1,198 489$ 365$ Government 3,669 1,492 1,130 572 611 Jumbo - 5 2 4 - Closed-end second liens - - 1 45 81 Total 8,222$ 3,744$ 2,330$ 1,110$ 1,057$ Total acquisitions/originations 33,262$ 26,693$ 26,016$ 23,000$ 22,775$ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 9,768$ 10,324$ 10,227$ 6,771$ 6,629$

INTEREST RATE LOCKS BY PRODUCT 30 Note: Figures may not sum exactly due to rounding Interest Rate Lock Commitments Unaudited ($ in millions) 1Q22 2Q22 3Q22 4Q22 1Q23 Correspondent Locks Conventional Conforming - for PMT 10,194$ 11,080$ 10,647$ 7,507$ 7,588$ Conventional Conforming - for PFSI - - - 4,747 3,781 Government 12,487 11,326 12,351 10,681 10,341 Jumbo - 3 2 7 - Total 22,682$ 22,410$ 22,999$ 22,941$ 21,709$ Broker Direct Locks Conventional Conforming 2,732$ 1,663$ 1,236$ 1,338$ 1,716$ Government 784 535 622 656 777 Jumbo 10 21 6 20 59 Total 3,527$ 2,220$ 1,865$ 2,014$ 2,552$ Consumer Direct Locks Conventional Conforming 5,242$ 2,511$ 1,892$ 700$ 628$ Government 3,861 1,804 1,889 885 1,410 Jumbo 8 11 14 6 9 Closed-end second liens - - 10 93 152 Total 9,112$ 4,326$ 3,804$ 1,684$ 2,199$ Total locks 35,320$ 28,956$ 28,668$ 26,639$ 26,459$

1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 Government-insured 691 682 680 690 709 Government-insured 43 43 45 46 45 Conventional 750 753 758 756 757 Conventional 36 37 38 39 39 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 Government-insured 702 694 679 676 701 Government-insured 43 44 45 46 46 Conventional 754 757 759 756 757 Conventional 36 37 37 38 38 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 Government-insured 708 700 680 680 663 Government-insured 40 42 43 44 44 Conventional 738 727 724 728 734 Conventional 35 37 37 38 38 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 31 Correspondent Broker Direct Consumer Direct

ADJUSTED EBITDA RECONCILED TO NET INCOME 32 ($ in millions) 1Q22 4Q22 1Q23 Net income 173.6$ 37.6$ 30.4$ Provision for income taxes 60.9 30.1 7.8 Income before provisions for income taxes 234.5 67.7 38.1 Depreciation and amortization 7.0 10.6 12.7 Decrease (increase) in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (324.1) (82.6) 90.3 Hedging (gains) losses associated with MSRs 217.9 72.9 (47.2) Stock-based compensation 9.3 11.9 11.7 Interest expense on corporate debt and capital base 23.4 23.9 23.4 Adjusted EBITDA 168.0$ 104.4$ 129.0$